                                                                      EXHIBIT 23

EXHIBIT 23 - CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Annual Report (Form 10-K) of American General Corporation of our report dated January 23, 2001, included in the 2000 Annual Report to Shareholders of American General Corporation.

     Our audits also included the financial statement schedules of American General Corporation listed in Item 14(a). These schedules are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth herein.

     We also consent to the incorporation by reference in:

                        Registration
                         Statement
                           Number                             On Form
---------------------------------------------------------------------
333-13407...................................................    S-8
333-13401...................................................    S-8
33-39201....................................................    S-8
333-13395...................................................    S-8
33-51973....................................................    S-8
2-98021.....................................................    S-8
333-23275...................................................    S-8
333-29383...................................................    S-8
333-29393...................................................    S-8
333-46895...................................................    S-8
333-52015...................................................    S-8
333-52103...................................................    S-8
333-70923...................................................    S-8
333-37851...................................................    S-3
333-37877...................................................    S-3
33-58317....................................................    S-3
33-58317-01.................................................    S-3
33-58317-02.................................................    S-3
33-51045....................................................    S-3
333-40583...................................................    S-3
333-40583-01................................................    S-3
333-40583-02................................................    S-3
333-40583-03................................................    S-3
333-40583-04................................................    S-3
333-67513...................................................    S-3
333-67531...................................................    S-3

of our report dated January 23, 2001, with respect to the consolidated financial statements incorporated herein by reference, and our report included in the preceding paragraph with respect to the financial statement schedules included in this Annual Report (Form 10-K) of American General Corporation.

                                     /s/ ERNST & YOUNG LLP
                                         ERNST & YOUNG LLP

Houston, Texas
March 26, 2001